                                                                  EXHIBIT 10.138


                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT,
                    CONSENT AND BORROWING BASE CHANGE NOTICE

         This Second Amendment to Loan and Security Agreement, Consent and Borrowing Base Change Notice (this "SECOND AMENDMENT") is entered into as of the 30th day of June, 1999, between RAMSAY YOUTH SERVICES, INC., a Delaware corporation, f/k/a RAMSAY HEALTH CARE, INC. ("HOLDINGS"), with its principal place of business at Columbus Center, One Alhambra Plaza, Suite 750, Coral Gables, Florida 33134, each of the Subsidiaries of Holdings party to this Second Amendment and listed in EXHIBIT B to the Loan Agreement referred to below (the "HOLDINGS SUBSIDIARIES"), each of which is a corporation or other legal entity as indicated in EXHIBIT B, is organized under the laws of the jurisdiction indicated in EXHIBIT B, and has its principal place of business at the location indicated in EXHIBIT B (Holdings, the Holdings Subsidiaries, and each other Subsidiary of Holdings or of any Subsidiary of Holdings from time to time party to the Loan Agreement referred to below are hereinafter collectively referred to as "BORROWERS" and each individually as a "BORROWER"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation (in its individual capacity, "FCC"), with offices at 2711 North Haskell Avenue, Suite 2100, LB 21, Dallas Texas 75204, as a Lender, and as agent for all Lenders, in such capacity, "AGENT"), and such Persons who are or hereafter become parties to the Loan Agreement as Lenders. Capitalized terms used but not defined in this Second Amendment have the meanings assigned to them in Appendix A of that certain Loan and Security Agreement dated October 30, 1998, among Borrowers, Lenders and Agent, as amended (the "LOAN AGREEMENT").

                              W I T N E S S E T H:

         WHEREAS, Holdings entered into that certain Stock Purchase Agreement (the "RHCL STOCK PURCHASE Agreement") dated as of May 14, 1999, by and among Holdings, Ramsay Hospital Corporation of Louisiana, Inc., a Delaware corporation ("RHCL"), and Paul Ramsay Holdings Pty. Limited, an Australian corporation ("RAMSAY Holdings"), pursuant to which Holdings has agreed to purchase, and Ramsay Holdings has agreed to sell to Holdings, all of the issued and outstanding shares of the capital stock of RHCL (upon closing thereof, the "RHCL STOCK PURCHASE");

         WHEREAS, RHCL shall become a wholly-owned subsidiary of Holdings upon the consummation of the RHCL Stock Purchase;

         WHEREAS, Borrowers have requested that the Agent for the benefit of Lenders consent to the RHCL Stock Purchase;

         WHEREAS, the Borrowers have requested that the Loan Agreement be amended to reflect the addition of RHCL as a Subsidiary of Holdings and to amend the term "Restricted Subsidiaries" in the Loan Agreement to include RHCL; and

         WHEREAS, subject to the terms and conditions herein contained, Agent and Lenders have agreed to the Borrowers' requests.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrowers, Agent and Lenders hereby agree as follows:

         SECTION 1. Subject to the satisfaction of each condition precedent set forth in SECTION 4 hereof and in reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, the Loan Agreement shall be amended effective June 30, 1999 (the "EFFECTIVE DATE") in the manner provided in this SECTION 1:

         1.1 AMENDED DEFINITIONS. The definitions contained in APPENDIX A to the Loan Agreement shall be amended as follows:

                  1.1.1 AMENDMENT TO DEFINITION OF "RESTRICTED SUBSIDIARIES". The definition of the term "Restricted Subsidiaries" contained in APPENDIX A to the Loan Agreement shall be amended by deleting that definition in its entirety and inserting in its place the following:

         RESTRICTED SUBSIDIARIES - BETHANY PSYCHIATRIC HOSPITAL, INC., AN OKLAHOMA CORPORATION, HSA OF OKLAHOMA, INC., AN OKLAHOMA CORPORATION, RHCI SAN ANTONIO, INC., A DELAWARE CORPORATION, TRANSITIONAL CARE VENTURES, INC., A DELAWARE CORPORATION, TRANSITIONAL CARE VENTURES (TEXAS), INC., A DELAWARE CORPORATION, AND RAMSAY HOSPITAL CORPORATION OF LOUISIANA, INC., A DELAWARE CORPORATION.

                  1.1.2 AMENDMENT TO DEFINITION OF "PRO FORMA QUARTERLY AVAILABILITY".

         The definition of the term "Pro Forma Quarterly Availability" contained in APPENDIX A to the Loan Agreement shall be amended by deleting that definition in its entirety and inserting in its place the following:

         PRO FORMA QUARTERLY AVAILABILITY - FOR ANY FISCAL QUARTER OF HOLDINGS THE AVERAGE DAILY BALANCE OF THE AVAILABILITY (CALCULATED WITHOUT TAKING INTO ACCOUNT THE BENCHMARK FACILITY RESERVE) MINUS THE AVERAGE DAILY LC AMOUNT AND MINUS SETTLEMENT AMOUNTS PAID IN SUCH FISCAL QUARTER OR COMMITTED TO BE PAID IN THE NEXT-FOLLOWING FISCAL QUARTER, CALCULATED ON A PRO FORMA BASIS FOR SUCH FISCAL QUARTER AS IF SUCH SETTLEMENT AMOUNTS WERE PAID IN CASH ON THE FIRST DAY OF SUCH FISCAL QUARTER.

         1.2 AMENDMENT ACKNOWLEDGING ADDITION TO BORROWING BASE RESERVE. SECTION
1.1.1 (A) of the Loan Agreement shall be amended by inserting a new SUBSECTION 1.1.1(A)(v) as follows:




SECOND AMENDMENT TO LOAN AGREEMENT, CONSENT AND BORROWING BASE NOTICE - Page 2

                  (v) IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT, ON ANY BORROWING BASE CHANGE DATE ARISING AS THE RESULT OF ANY BORROWING BASE CHANGE NOTICE GIVEN BY AGENT PURSUANT TO SECTION 1.1.1(A)(ii), AN ADDITIONAL RESERVE OF THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) SHALL BE ESTABLISHED AGAINST THE AMOUNT OF REVOLVING CREDIT LOANS THAT BORROWERS MAY OTHERWISE REQUEST UNDER THIS AGREEMENT (THE "BENCHMARK FACILITY RESERVE"), WHICH BENCHMARK FACILITY RESERVE SHALL REMAIN IN PLACE UNTIL THE DATE UPON WHICH HOLDINGS AND CORRECTIONAL PROPERTIES TRUST SHALL HAVE CONCLUDED THAT CERTAIN SALE/LEASEBACK OF HOLDINGS' BENCHMARK YOUTH RESIDENTIAL FACILITY TO THE SATISFACTION OF AGENT IN ITS SOLE DISCRETION.

         1.3 AMENDMENT TO NEGATIVE COVENANTS. The negative covenants contained in SECTION 8.2 of the Loan Agreement shall be amended as follows:

                  1.3.1 AMENDMENT TO NEGATIVE COVENANT - INTERCOMPANY LOANS. SUBSECTION 8.2.2 of the Loan Agreement shall be amended by the insertion of the following paragraph in its entirety at the end of that subsection:

                  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS
         SECTION 8.2.2, HOLDINGS MAY MAKE AN ADVANCE IN AN AMOUNT NOT TO EXCEED $1,900,000.00 TO RAMSAY HOSPITAL CORPORATION OF LOUISIANA, INC. TO PERMIT RAMSAY HOSPITAL CORPORATION OF LOUISIANA, INC. TO PAY ITS FEDERAL TAX OBLIGATIONS, PROVIDED THAT THE SUM ADVANCED SHALL BE USED SOLELY TO PAY THE FEDERAL TAX OBLIGATIONS OF RAMSAY HOSPITAL CORPORATION OF LOUISIANA, INC. AND SUCH TAX OBLIGATION IS PROMPTLY PAID UPON RECEIPT OF SUCH ADVANCE.

                  1.3.2 ADDITION OF NEGATIVE COVENANT REGARDING PAYMENT WITH RESPECT TO RHCL STOCK Purchase. SECTION 8.2 of the Loan Agreement shall be amended by inserting a new SUBSECTION 8.2.19 as follows:

                  8.2.19 LIMITS ON PAYMENT WITH RESPECT TO RHCL STOCK PURCHASE. HOLDINGS SHALL NOT PAY THE $700,000 CASH PURCHASE PRICE WITH RESPECT TO ITS PURCHASE OF ALL OF THE CAPITAL STOCK OF RAMSAY HOSPITAL CORPORATION OF LOUISIANA, INC. UNTIL THE EARLIER OF (i) SEPTEMBER 1, 1999, OR (ii) THE DATE UPON WHICH HOLDINGS AND CORRECTIONAL PROPERTIES TRUST SHALL HAVE CONCLUDED THAT CERTAIN SALE/LEASEBACK OF HOLDINGS' BENCHMARK YOUTH RESIDENTIAL FACILITY TO THE SATISFACTION OF AGENT IN ITS SOLE DISCRETION.

         1.4 AMENDMENT TO EXHIBITS. Exhibits B, D through G, J through M, P, and V to the Loan Agreement shall be amended in their entirety by substituting the attached Exhibits B, D through G, J through M, P, and V.

         SECTION 2. CONSENT. Agent and Lenders hereby consent to the RHCL Stock Purchase pursuant to the terms and conditions set forth in the RHCL Stock Purchase Agreement. This



SECOND AMENDMENT TO LOAN AGREEMENT, CONSENT AND BORROWING BASE NOTICE - Page 3 consent is conditioned upon the Borrowers' representations and warranties contained in SECTION 5 of this Second Amendment, and is understood and agreed by the parties that this consent shall be rendered null, void and without effect upon any Borrower's breach of any such representation or warranty.

         SECTION 3. BORROWING BASE CHANGE NOTICE. Pursuant to SECTION
                    1.1.1(A)(ii) of the Loan Agreement, Agent hereby gives notice to Borrowers of the change of the Variable Component from Variable Amount A to Variable Amount B. Agent and each Borrower hereby acknowledges and agrees that this Second Amendment constitutes written notice by Agent of such change in the Variable Component.

         SECTION 4. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENTS. The amendments to the Loan Agreement contained in SECTION 1 of this Second Amendment shall be effective only upon the satisfaction of each of the conditions set forth in this SECTION 4. If each condition set forth in this SECTION 4 has not been satisfied by July 11, 1999, this Second Amendment and all obligations of Lenders contained herein shall, at the option of Lenders, terminate.

         4.1 DOCUMENTATION. Agent and Lenders shall have received, in form and substance acceptable to Agent and Lenders and their counsel (i) a duly executed copy of this Second Amendment, (ii) that certain Pledge Amendment by Holdings dated the date hereof, amending that certain Pledge Agreement between Holdings and Agent for the benefit of Lenders dated October 30, 1998, and (iii) any other documents, instruments and certificates as Agent and Lenders and their counsel shall require in connection therewith prior to the date hereof, all in form and substance satisfactory to Agent and Lenders and their counsel.

         4.2 CORPORATE EXISTENCE AND AUTHORITY. Agent and Lenders shall have received such resolutions, certificates and other documents as Agent and Lenders shall request relative to the authorization, execution and delivery by each Borrower of this Second Amendment.

         4.3 NO DEFAULT. No Default or Event of Default shall exist.

         4.4 NO LITIGATION. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Second Amendment, the Agreement or the consummation of the transactions contemplated hereby.

         4.5 PERFECTION OF LIENS IN COLLATERAL. Agent and Lenders shall have received such financing statements on Form UCC-1 or Form UCC-3 (or any other form required by Agent and Lenders) as Agent and Lenders shall require which shall be duly executed and delivered by the appropriate Loan Party.


SECOND AMENDMENT TO LOAN AGREEMENT, CONSENT AND BORROWING BASE NOTICE - Page 4

         4.6 COPY OF STOCK PURCHASE AGREEMENT. Agent and Lenders shall have received a true and correct copy of the RHCL Stock Purchase Agreement and all related documents.

         SECTION 5. REPRESENTATIONS AND WARRANTIES OF BORROWER AND RHCL. To induce Agent and Lenders to enter into this Second Amendment, each Borrower hereby represents and warrants to Agent and Lenders as follows:

         5.1 NO LIABILITIES OF RHCL EXCEPT TAX LIABILITY. RHCL has no material liabilities, indebtedness or other obligations (including, without limitation, contingent liabilities) other than a federal tax liability of approximately $1,800,000.

         5.2 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of any Loan Party contained in the Loan Agreement and the other Loan Documents, as amended hereby, is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in SECTION 1 hereof.

         5.3 CORPORATE AUTHORITY; NO CONFLICTS. The execution, delivery and performance by each Borrower of this Second Amendment and all documents, instruments and agreements contemplated herein are within each Borrower's respective corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of applicable Law or any material agreement binding upon any Loan Party or result in the creation or imposition of any Lien upon any of the assets of any Loan Party except as permitted in the Loan Agreement, as amended hereby.

         5.4 ENFORCEABILITY. This Second Amendment constitutes the valid and binding obligation of each of the Borrowers enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

         5.5 NO DEFENSES. No Loan Party has any defenses to payment, counterclaims or rights of set off with respect to the Obligations.

         SECTION 6. MISCELLANEOUS.

         6.1 REAFFIRMATION OF LOAN DOCUMENTS; EXTENSION OF LIENS. Any and all of the terms and provisions of the Loan Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Borrowers hereby extend the Liens securing the Obligations until the Obligations have been paid in full, and agree that the



SECOND AMENDMENT TO LOAN AGREEMENT, CONSENT AND BORROWING BASE NOTICE - Page 5 amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing the payment and performance thereof.

         6.2 PARTIES IN INTEREST. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         6.3 LEGAL EXPENSES. The Borrowers hereby agree to pay promptly following receipt of an invoice detailing all reasonable fees and expenses of counsel to Agent and Lenders incurred by Agent or any Lender, in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.

         6.4 COUNTERPARTS. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart. However, no party shall be bound by this Second Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

         6.5 COMPLETE AGREEMENT. THIS SECOND AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         6.6 HEADINGS. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

                            [SIGNATURE PAGES FOLLOW]
















SECOND AMENDMENT TO LOAN AGREEMENT, CONSENT AND BORROWING BASE NOTICE - Page 6

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWERS:

RAMSAY YOUTH SERVICES, INC.
BETHANY PSYCHIATRIC HOSPITAL, INC.
BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL, INC.
H. C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
RAMSAY EDUCATIONAL SERVICES, INC.
RAMSAY LOUISIANA, INC.
RAMSAY MANAGED CARE, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
TRANSITIONAL CARE VENTURES, INC.
TRANSITIONAL CARE VENTURES (TEXAS), INC.

By:
   Jorge Rico
   Vice President

H. C. PARTNERSHIP
By:  H.C. CORPORATION, General Partner
By:  HSA HILL CREST CORPORATION, General Partner

       By:
           Jorge Rico
           Vice President

SECOND AMENDMENT TO LOAN AGREEMENT, CONSENT AND BORROWING BASE NOTICE -
                                                                  Signature Page

         CONSENT AND REAFFIRMATION

         Each of the undersigned (each a "GUARANTOR") hereby (i) acknowledges receipt of a copy of the foregoing Second Amendment to Loan and Security Agreement, Consent and Borrowing Base Change Notice (the "SECOND AMENDMENT");
(ii) consents to Borrowers' execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrowers to Lenders pursuant to the terms of those certain Guaranties dated March 19, 1999 (collectively, the "GUARANTY") and reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that the Lenders have no obligation to inform Guarantors of such matters in the future or to seek any Guarantor's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.

         IN WITNESS WHEREOF, the each of the undersigned has executed this Consent and Reaffirmation on and as of the date of the Second Amendment.



GUARANTORS:

THE RADER GROUP, INCORPORATED,
a Florida corporation

By:
   Jorge Rico
   Vice President

RAMSAY YOUTH SERVICES PUERTO RICO, INC., a Puerto Rico corporation

By:
   Jorge Rico
   Vice President







SECOND AMENDMENT TO LOAN AGREEMENT, CONSENT AND BORROWING BASE NOTICE -
                                                                  Signature Page

                                                 Accepted in Dallas, Texas:

                                            FLEET CAPITAL CORPORATION
                                            ("Agent" and "Lender")

                                            By:
                                               ---------------------------------
                                               Name: Kirk Wolverton
                                               Title: Vice President


































SECOND AMENDMENT TO LOAN AGREEMENT, CONSENT AND BORROWING BASE NOTICE -
                                                                  Signature Page